W. P. Carey & Co. –CPA®:15 Proposed Merger Transaction

WPC Investor Presentation | February 2012

Disclaimer

Cautionary Statement Concerning Forward-Looking Statement:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the REIT Conversion and the Merger, integration plans and expected synergies, the expected benefits of the REIT Reorganization, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed REIT Conversion and the Merger. These statements are based on the current expectations of the management of W. P Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including: (a) Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the SEC on February 25, 2011 and (b) in the Current Report on Form 8-K filed with the SEC on June 10, 2011. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that W. P. Carey will file with the SEC in connection with the proposed REIT Conversion and the Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey intends to file a registration statement on Form S-4 that will include a joint proxy statement / prospectus and other relevant documents to be mailed by W. P. Carey and CPA®:15 to their respective security holders in connection with the proposed REIT Conversion and the Merger. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:15 AND THE PROPOSED REIT CONVERSION AND MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:15’s website (http:www.cpa15.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:15, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 29, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding CPA :15’s directors and executive officers is available in its proxy statement filed with the SEC by CPA :15 on April 29, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Unless otherwise noted, data referenced in this presentation is as of September 30, 2011

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Transaction Overview

W. P. Carey & Co. LLC (NYSE: WPC) is acquiring

Corporate Property Associates 15 Incorporated

(“CPA®:15”), one of-tradeditsREITs

Immediately prior to the CPA®:15 acquisition,

W. P. Carey will convert to a REIT

These transactions are part of a larger transformation

that implements W. P.

strategy of growing real estate assets under

ownership

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Transaction Details

W. P. CAREY

Transaction Consideration	Stock and cash combination with CPA®:15 CPA®:15 stockholders will receive 0.2326 shares of W. P. Carey common stock and $1.25 in cash for each CPA®:15 share. Based on W. P. Carey's closing price of $45.07 on February 17, 2012, the implied nominal value is $11.73.
Post-Transaction Structure	W. P. Carey & Co. LLC will convert to a REIT immediately prior to the merger transaction
Total Value and Key Metrics	Total transaction value of $2.6 billion, including assumption of CPA®:15 debt of $1.2 billion, as of December 31, 2011 Transaction implies a 2012 Estimated FFO multiple of 14.1x and an 8.3% cap rate
Pro Forma Ownership	CPA®:15 stockholders (excluding the ~8% of CPA®:15 shares currently owned by W. P. Carey) will own approximately 41% of the combined company
Dividend Practice	Post-closing, W. P. Carey currently anticipates increasing its annual dividend to $2.60 per share to maintain compliance with REIT requirements
WPC Management and Board	No changes anticipated
Timing	Transaction currently expected to close by Q3 2012

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Benefits of the Transaction

Benefits of the Merger

Transaction supports W. P. Carey’s strategy and significantly grows W. P. Carey’s high-quality real estate asset base Substantially increases W. P. Carey’s scale and liquidity –pro forma equity value of approximately $3 billion Provides platform for future growth Transaction expected to be accretive to AFFO per share and CAD per share, and provides for continuation of stable dividend growth Provides liquidity to CPA®:15 stockholders without incurring significant additional indebtedness Increases income contribution from owned properties, reinforcing benefits from REIT conversion while preserving asset management platform

Benefits of REIT Conversion

Enhances W. P. Carey’s access to capital markets Provides better currency to pursue potential future growth opportunities Simplified tax reporting for shareholders Potential long-term valuation benefits from REIT conversion including but not limited to:

Likely increased Wall Street research coverage Potential inclusion in REIT indices Shareholder ability to benchmark W. P. Carey against similar triple net lease REITs Increased float and liquidity

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Current

Multi-Faceted Business Model

Manages

CPA® REITs

•$9.7 billion in net-leased real estate

•W. P. Carey currently generates approximately 54% of its revenue by managing day-to-day operations and real estate investments*

Owns

Diversified Net Lease Portfolio

• $2.1 billion in total real estate assets

• W. P. Carey currently generates approximately 46% of its revenue through rental income from its owned assets*

* Based on preliminary 2012 estimated revenues, adjusted to exclude Reimbursed Costs from Affiliates of $79 million. Reimbursed Costs from Affiliates are otherwise recognized as revenue for GAAP financial reporting purposes with an offsetting expense equal to the recognized revenue. Information is presented before giving effect to the proposed merger with CPA:®15.

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Proven Asset

Management Track Record

W. P. Carey has successfully liquidated 13 prior CPA® investment programs

Total Return as Average Annual

Program Program Life % of Original Investment Total Return

CPA®:1 1979-1998 237% 7.2%

CPA®:2 1980-1998 369% 14.9%

CPA®:3 1981-1998 408% 18.8%

CPA®:4 1983-1998 310% 13.9%

CPA®:5 1984-1998 210% 7.7%

CPA®:6 1985-1998 264% 12.5%

CPA®:7 1987-1998 215% 10.2%

CPA®:8 1988-1998 229% 13.1%

CPA®:9 1989-1998 184% 9.6%

CPA®:10 1990-2002 208% 8.8%

CPA®:11 1992-2004 242% 11.2%

CPA®:12 1994-2006 237% 10.9%

CPA®:14 1998-2011 217% 9.0%

Past performance is no guarantee of future results

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Overview of CPA®:15

CPA®:15 is a non-traded REIT that was formed in 2001 and is sponsored by W. P. Carey High-quality portfolio consisting of:

•321 properties, substantially all of which are triple-net leased to 76 tenants

•29 million sq. ft.(1)

•96% occupancy rate(2)

•Average lease term of 10.6 years

•Diversified portfolio across geographies and property types

Assets by Property Type(3)

Assets by Geography(3)

(1) Reflects square feet on a pro rata basis.

(2) Based on percentage of the portfolio’s total pro rata square footage that was subject to (3) Based on Annualized Contractual Minimum Base Rent (“ABR”).

(4) Other includes: Child Care and Social Services; Education; Health Care; Hospitality; Leisure, Amusement and Recreation; Nursing Home; Sports; Theater; and Unoccupied Land.

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The Combined Company

Increased

Revenue from Real Estate Operations

Following the transaction, rental revenues are

revenues, which will likely solidify the

the benefits from REIT conversion

W. P. Carey Current

2012E Revenue: $197 million (1)

Combined Company

2012E Revenue: $415 million (1)

Note: Based on projections as of the date of this presentation, subject to change.

(1) Represents 2012E revenues, adjusted to exclude Reimbursed Costs from Affiliates of $79 million in the Current scenario and $76 million in the Combined Company scenario.

Reimbursed Costs from Affiliates are otherwise recognized as revenue for GAAP financial reporting purposes with an offsetting expense equal to the recognized revenue. TM Investing for the long run | 10

Combined

Company Positioned to Thrive

Combined company market capitalization of approximately

$5.0 billion

High quality portfolio of premium assets

•450 properties

•43 million sq. ft. (1)

•High-quality tenant base

•95% occupancy (2)

•Diversified portfolio across geographies, industries and property types

•Average lease term of 9.5 years

Combined Portfolio by Property Type(3)

Combined Portfolio by Geography(3)

(1) Reflects square feet on a pro rata basis. Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

(2) Based on percentage of the portfolio’s total pro rata square footage that was subject to (3) Based on Annualized Contractual Minimum Base Rent (“ABR”).

(4) Other includes: Child Care and Social Services; Education; Health Care; Hospitality; Leisure, Amusement and Recreation; Nursing Home; Sports; Theater; and Unoccupied Land.

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Geographically Diversified Portfolio

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Major Tenants -

Established Corporate Credits

Top 10 Tenants

Leading German Do-It-Yourself (DIY) retailer with a broad footprint across Germany and Austria

North America’s largest DIY moving and storage

Canada; Annual revenues in excess of $2 billion

World’s-largest second food retailer, based on sales, with over 15,000 stores across Europe, Asia and South America; Annual sales of approximately $115 billion Leading European DIY retailer with more than 530 stores in central and eastern Europe Private company owned by the Tengelmann Group Provides post-secondary education for professional automotive, collision repair, motorcycle and marine technicians; Annual revenues in excess of $100 million Leading lodging company with more than 3,700 lodging properties in 73 countries; Annual revenues in excess of $12 billion World’s #1 express transportation provider, delivering more than 8 million packages daily to 220 countries; Annual revenues in excess of $41 billion One of the largest retailer-owned hardware cooperatives with more than 4,700 stores worldwide

Foster Wheeler is a leading international engineering, construction and project management contractor and power equipment supplier; Annual revenues of approximately $4.5 billion A leading global provider of information management and electronic commerce systems for the financial services industry, with more than 16,000 clients worldwide; Annual revenues in excess of $4 billion

Note: Company financial and valuation metrics as per CapitalIQ.

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Pro Forma Metrics

W. P. Carey Current Combined Company

Total Sq. Ft. 13,725,000 42,775,000

Occupancy 91% 95%

Annualized Base Revenues (ABR) $93 million $326 million

Geographic Presence(1)

U.S. 80% 70%

France 15% 10%

Germany 2% 11%

Other Europe(2) 3% 9%

Average Lease Term 6.6 years 9.5 years

(1) Based on ABR.

(2) Reflects Spain (2%) and Poland (1%) for Current, and Poland (4%), Finland (3%), Netherlands (1%), Spain (1%), Belgium (<1%) and United Kingdom (<1%) for Combined Company.

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Strong Combined Capitalization

W. P. Carey Current Combined Company

Equity Market Capitalization $1.8 billion $3.1 billion

Total Net Debt $0.7 billion $1.9 billion

Total Capitalization $2.5 billion $5.0 billion

Selected Metrics

Net Debt / Total Cap. 27% 39%

Net Debt / 2012E EBITDA 3.6x 5.0x

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Transaction

Supports Continued Dividend Growth

Historical Growth

• W. P. Carey has increased its dividend every year since going public in 1998

• Quarterly dividends have increased each of the past 43 quarters

• Annual dividend growth has averaged 2.4% from 1998 –2011

Payout Ratio

• Current payout ratio of 81%, based on a dividend of $2.24 per share

• Pro forma dividend of $2.60 supported by a strong payout ratio of 82%(1)

Transaction Impact

• Transaction expected to be accretive to AFFO per share and CAD per share, and provides for continuation of stable dividend growth

Annualized Dividend per Share

Past performance does not guarantee future results. Annualized dividend per share reflects annualized fourth quarter dividend per share for the respective year. (1) Reflects anticipated pro forma annual dividend per share following transaction close to maintain compliance with REIT requirements. Subject to modification.

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W. P. Carey & Co.

Has Consistently Outperformed Peers

Returns have outpaced major indices, including the S&P 500 and the FTSE NAREIT Equity REIT Index

Five-Year Total Return Comparison

Note: Past performance does not gurarantee future results. Source: SNL Financial LC, Charlottesville, VA, 2012, www.snl.com

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Transaction

Process and Timing

Announce Transaction

Shareholder Votes for W. P. Carey and CPA®:15

Close Transaction

February 21, 2012

Anticipated Q2 2012

Q3 2012*

* There is no assurance that the proposed merger will close by the anticipated quarter, if at all.

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Compelling Transaction

Creating Value for WPC and CPA®:15 Investors

•Transformational transaction that creates a net lease company with significant scale and liquidity •Provides liquidity to CPA®:15 stockholders without significant additional indebtedness •Transaction is expected to be accretive to AFFO per share and CAD per share, providing for continuation of stable dividend growth •Provides platform for future growth with strong acquisition currency

•Improves W. P. Carey’saccess to capital

•High quality combined real estate portfolio of premium assets that is well-diversified across tenants, geographies and property type •Enhances W. P. -class Carey’s asset management world platform •Potential for long-term valuation benefits as a result of REIT conversion

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